May 4, 2012

Dreyfus AMT Free Municipal Reserves

Class B, BASIC Shares, Class R and Investor Shares

Dreyfus Money Market Reserves

Dreyfus U.S. Treasury Reserves

Class R and Investor Shares

Effective May 29, 2012, the following address should be used:

Dreyfus Shareholder Services P.O. Box 9879 Providence, Rhode Island 02940-8079	If your account is opened directly with Dreyfus, to open the account, purchase additional shares, or sell shares by mail
Dreyfus Institutional Department P.O. Box 9882 Providence, Rhode Island 02940-8082	If your account is opened through a third party (other than an insurance company separate account), to open the account, purchase additional shares, or sell shares by mail

Effective May 29, 2012 the following supersedes any contrary information contained in the Prospectus:

There is a $100,000 per day limit on redemption requests made on-line through dreyfus.com or through the Dreyfus Express®  automated account access system.  Requests that redemption proceeds be sent by wire or by Dreyfus TeleTransfer made by calling Dreyfus and speaking with a representative are not subject  to a per day limit.

Holders of jointly registered fund or bank accounts redeeming by wire or through Dreyfus TeleTransfer are no longer subject to a $500,000 limit during any 30 day period.